UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2005

MSC Industrial Direct Co., Inc.

(Exact name of registrant as specified in its charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Maxess Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (516) 812-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 30, 2005, the Registrant issued a press release announcing financial results for the third fiscal quarter ended May 28, 2005.  The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01.  OTHER EVENTS

On June 30, 2005, the Registrant also announced the declaration of a special cash dividend on the Class A common stock of the Registrant and that the Registrant’s Board of Directors had authorized the Registrant to repurchase up to an additional 5,000,000 publicly traded shares of Class A common stock under the Registrant’s stock repurchase program.  The entire text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Registrant has made available on its website, www.mscdirect.com, certain historical financial and statistical information.  The entire text of such information is attached as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits: 99.1 MSC Industrial Direct Co., Inc. Press Release, dated June 30, 2005.

Exhibits: 99.2 Certain historical financial and statistical information of the Registrant available on its website, www.mscdirect.com.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Industrial Direct Co., Inc.

Date: June 30, 2005	By:	/s/ Shelley M. Boxer
Name: Shelley M. Boxer
Title: Vice President, Finance